Exhibit 99.1 Smarter Growth, Better Service Investor Day June 18, 2025

Disclaimer Forward-Looking Statements: This presentation (including oral commentary that accompanies this presentation) has been prepared by Guardian Pharmacy Services, Inc. (“Guardian,” the “Company,” “we” or “us”) and contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance, and other statements that are not historical facts, are forward-looking. In some cases, you can identify forward-looking statements through the use of words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “contemplates,” “aims,” “continues,” “anticipates” and similar expressions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties. Among the factors that could cause actual results to differ materially from those suggested by forward- looking statements are: our ability to effectively execute our business strategies, implement new initiatives and improve efficiency; our ability to effectively market and sell, customer acceptance of, and competition for, our pharmaceutical and health care services in new and existing markets; our relationships with pharmaceutical wholesalers and key manufacturers, long-term health care facilities (“LTCFs”) and health plan payors; our ability to maintain and expand relationships with LTCF operators on favorable terms; the impact of a national emergency, public health crisis, global pandemic, or outbreak of infectious disease, on our employees and business and on our supply chain and the LTCFs we serve; continuing government and private efforts to lower pharmaceutical costs, including by limiting pharmacy reimbursements; changes in, and our ability to comply with, healthcare and other applicable laws, regulations or interpretations; further consolidation of managed care organizations and other health plan payors and changes in the terms of our agreements with these parties; our ability to retain members of our senior management team, our local pharmacy management teams and our pharmacy professionals; our exposure to, and the results of, claims, legal proceedings and governmental inquiries; our ability to maintain the security and integrity of our operating and information technology systems and infrastructure (e.g., against cyber-attacks); product liability, product recall, personal injury or other health and safety issues related to the pharmaceuticals we dispense; the impact of supply chain and other manufacturing disruptions or trade policies related to the pharmaceuticals we dispense; the sufficiency of sources of liquidity and cash equivalents to fund our future operating expenses and capital expenditure requirements, and our ability to raise additional capital, if needed; the misuse or off-label use, or errors in the dispensing or administration, of the pharmaceuticals we dispense; volatility of our stock price due to relatively lower trading volumes and a limited public float; and such other risks that are described in our most recent Annual Report on Form 10-K, in any subsequent Quarterly Report on Form 10-Q, and in our other public filings with the Securities and Exchange Commission ( SEC ). The forward-looking statements included in this presentation are made only as of the date hereof. Neither the Company nor its advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in the Company’s expectations, except as may be required by law. Accordingly, the Company cautions you not to place any undue reliance on any forward-looking statements. Industry Data: This presentation also includes data, forecasts and information obtained from industry publications and other information available to us. Some data is also based on our good faith estimates, which are derived from management’s knowledge of the industry and independent sources. We have not independently verified any of the data from third-party sources, nor have we ascertained the underlying assumptions relied upon therein. While we are not aware of any misstatements regarding the industry data presented herein, estimates and forecasts involve uncertainties and risks and are subject to change based on various factors. Non-GAAP Financial Measures: The financial information in this presentation includes certain information that is not presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP financial measures may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. The Non-GAAP measure in this presentation may be calculated in a way that is not comparable to similarly titled measures reported by other companies. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to its most directly comparable GAAP financial measure. No Offer or Solicitation: This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Leading the Way in ALF Smarter Acquisitions, Lasting Partnerships Differentiated Technology & Services AGENDA

Leading the Way in ALF

Founded Regional Account Business Finance in SCPC Trade Group Mgmt. Planning Pharmacy Strategic Vaccine PBM Initiative Purchasing National Clinics Strategy Account Sales EY – PCAOB Audit Initiative IPO 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 Purchasing Guardian Compass Quarterly GuardianShield Analytics Operational Review Operational Clinical Data Warehouse Dashboards Margin FP&A Mgmt. Tools Data Workday Robotics: Adaptive Technology Azure Gen 1 Warehouse Insights/ Robotics: Gen 3 Quarterly Robotics: Gen 2 Review IR HR Finance Analytics National PBM Marketing Purchasing Legal Org. Dev. Sales Biz Dev. PUBCO Guardian’s History – Disciplined Execution Brick-by-Brick Approach: Building a Business That Lasts

Large Population: Unique and Scalable Model: 189,000k+ (3) 53 pharmacies (1) residents (3,000+ employees) Centralized Support + Local Service Model (1) Strong Volumes: Where is Guardian Now? (2) Market Leader in the Growing ALF 27mm Rx’s Market ALF Market Leader: Industry High (4) 13% market share Adoption Rates: (1) (1) As of 03/31/2025. 88% (2) Represents the annualized run rate based on approximately 6.7 million prescriptions dispensed during the three months ended March 31, 2025. (3) As of 6/15/2025. (4) As of August 2024.

(1) (2) Locations and Market Share 11 states 11 Market Share (2) Leader 32 pharmacies (2) > 25% Market Share with > 40% Market Share 11 states with 20%- 40% Market Share (3) 40% + Market Share 12 pharmacies States with Greater than 25% Market Share ALF & Memory Care Market Share 1) Locations as of 6/15/2025. 2) Market share for the pharmacies is based on CMS data. It is defined as market share in the MSA or pharmacies contributing to statewide market share in National reach, local impact excess of 20%. Data as August 2024. (3) Data as of January 2025, excluding Murfreesboro, Seattle, WA, Wichita, KS and NJ. Heartland market share data as of August 2024.

Guardian Pharmacy Institutional Pharmacies Independent/Regional Pharmacy ALF Market Emphasis ALF focused SNF focused Generalists – both SNF and ALF Highly flexible – Service Flexibility Centralized approach Highly flexible enabled by local ownership Relationships Local and national Central /regional Local only Many ALF programs built around Clinical Support for ALFs Robust offerings tailored to ALFs SNF requirements - programs vary Very low regionally Infrastructure designed for ALF Technology Alignment SNF-based tools adapted to ALFs Varies by pharmacy workflows Local teams provide timely, hands- Corporate processes with field Responsiveness Very responsive on support support Local model supports site-specific Local model supports site-specific Operational Adaptability Moderate – regional customization needs needs Financial Strong Strong Challenged Strong Competitive Position Purpose-built for the differentiated needs of ALF, analytical tools demonstrate value-add

Why is Guardian a $1,228 Market Leader? Scale built atop a multi-pronged Proprietary Technology revenue growth strategy • Manage performance internally • Organic growth + acquisitions • Reduces customer costs 13.7% • Improves clinical outcomes $909 Residents CAGR $736 15.8% 186 Revenue CAGR $600 Differentiated Services Strong Financial Performance 151 • Purpose-built for the growing and • Robust top-line growth 123 $425 attractive ALF market • Durable margin profile 115 • Strong BS/cash flow conversion $91 84 $273 $66 $212 $54 52 40 (1) Adjusted EBITDA (In millions) Strong Partnerships Experienced Management Team 2004 2012 2014 2016 2018 2020 2022 2024 (2) • National ALF accounts • High employee ownership - 29% Note: Resident and revenue CAGR is from 2012 to 2024. (1) See financial appendix for a reconciliation of adjusted EBITDA to its • PBMs • Strong stewards of capital most directly comparable GAAP financial measure. (2) As of 5/31/2025. • Drug distributors • 95% leadership retention (3) Yellow line represents resident served in thousands. Blue bar represents revenue in millions.

Leverage Technology Where is Guardian Going? Continue to Increase Market Share • Internally drive efficiencies We believe we are positioned for and Expand our Footprint • Value-Based Care (VBC) continued • Improve resident outcomes – • Organic growth + acquisitions GROWTH, SCALE, and LEADERSHIP “Falls” Financial Outperformance Enhance Offerings • Strong top-line growth • Retain “Thought Leader” status in ALF • Embedded growth - acquisitions • Leverage footprint in adjacent market • Leverage platform and services segments • Optimize reimbursement Strengthen Partnerships Human Capital “Win–Win” for all! • Add new national accounts • Leverage operational leadership • Continue to educate health plans • Develop existing talent • Ongoing collaboration with PBMs

Smarter Acquisitions, Lasting Partnerships

Guardian’s Priority: • A leader who can develop the local team to manage growth • An operator who seeks to tap into a broader network of knowledge and expertise to improve the business • A collaborative business partner and team player who exercises good judgment Geography: Typical Target Size: • Answer national ALF partner demand • ~$10 - $30 mm revenue • Fill white spaces in • ~2,000 - 3,500 residents Target Pool: growth markets ~100 Strategic and Measured Approach to M&A

Guardian’s platform sets partners up for SUCCESS Economic Incentives = Performance Corporate Support = Profitable Growth • Upfront Purchase Price + Retained Equity • Margin Management (Systems & Tools) Stake • Enhanced PBM Contract Economics • Quarterly Profit Distributions • Purchasing Platform • Future Payout Structure on Retained • Organizational Development & Training Equity • Access to National Accounts • Clinical & Financial Analytics • Robust Back-Office Infrastructure Partnership Structure – Powerful Opportunity Alignment promotes long-term value creation

The following charts demonstrate the growth in combined revenues and residents served at five pharmacies that were acquired since 2015, and which have been operating as Guardian pharmacies for at least five years. These pharmacies represent typical acquisition target pharmacies, with up to 3,500 residents at the time of acquisition. (1) (1) Combined Revenues Combined Residents $110,000,000 20,000 $90,000,000 10,000 $70,000,000 $50,000,000 0 Year 1 Year 2 Year 3 Year 4 Year 1 Year 2 Year 3 Year 4 Case Study - Sample Set of Acquisitions (1) For illustrative purposes, the data is presented as if all five Strong revenue and resident trajectory acquisitions were completed on the same date and shows the combined impact in years 1 through 4 of integration with Guardian.

Year 1 Year 2-3 Year 4+ Launching collaborative Pouring concrete - the foundation Integration integration process Key objectives: Key objectives: Execution • Hiring and strengthening team • Leadership development • Supervisory skills development • Culture project Optimization Key tasks: Key tasks: • Payroll and benefits • Guardian purchasing model • Payables and vendor management • Margin management tools Profitability • Implement Guardian financial • Ramp up sales & marketing efforts + statements access national accounts • Efficiency initiatives (automation, reconfigure / move pharmacy, etc.) Growth • Collections and RCM Core functions set foundation Profitability improves It all starts to come together for future profitability Goal: Targeted Level of Accretion by Year 4 Guardian model designed to unlock embedded growth and margin lift by enhancing acquired pharmacies through centralized support, operational upgrades, and market expansion — turning each acquisition into a compounding asset.

Pharmacies in first 12-15 High single digit months of integration organic growth operating with minimal at targeted operating COVID Acquisition Pause profitability margin 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Wichita, KS • Grand Eastern Heartland • • • • Minnesota, • Denver, CO Seattle, WA • Island, NE Michigan MN • Boise, ID • Naples, FL Kansas • • Northern Idaho Falls, ID • City, KS • Salt Lake City, UT Virginia • Freedom (NJ) Omaha, NE • Oklahoma City, OK • • Columbus, OH • Greenfields • Acquisitions Acquisition & Greenfield Impact Opportunity Multiple locations projected to achieve targeted accretion ahead

Differentiated Technology & Services

Data Analytics Enhances Performance • Rev/scrip • Rev/patient • Inventory management Reduces Costs • Optimize purchasing • Monitor labor costs • Track productivity Improved Margin Profile Tech Powers Operational and Financial Performance Internally, corporate + local level

Facilities & Residents FINANCIAL CLINICAL OPERATIONAL Client Impact from Services & Technology

Clinical Intervention Proactive, pharmacist-led interventions to prevent adverse drug events and reduce hospital readmissions Psychotropic Medication Reduction Oversight to prevent overuse, improve behavioral health, and audits Antibiotic Stewardship Tracks appropriate usage to reduce resistance, align with CMS standards, and lower infection risk Falls Risk Management (Launching July 2025) Analyze drug interaction and fall risk FY 2024 Smarter Service, Better Care Providers earn more when they improve patient outcomes, reduce hospitalizations, and control costs. CLINICAL

GuardianShield

FINANCIAL

Insurance Optimizer
Assistance with prior authorizations and non-covered drugs, plus Medicare benefit reviews to reduce residents' drug costs

Med Spend Analyzer
Insights and opportunities to contain costs by targeting high-cost medications and drug classes

Therapeutic Interchange
Cost-effective, clinically equivalent medication substitutions to help manage drug spend

Lower Healthcare System Costs
Fewer adverse clinical outcomes and lower hospitalization rates reduce spending

Insurance Optimizer Benefit(1)

~79k residents with claims

~410k worked claims

~$41M savings

~$514 savings per resident

Smarter Service, Lower Costs

(1) For Full-Year 2024.

OPERATIONAL

Refill & Reorder Services
Aids in med continuity. Reduces missed doses, decreases nurse workload, and improves care consistency

Robotic Dispensing and Integrated EMAR System
Ensures accuracy, adherence, and accountability in fulfillment and delivery

Clinical Education & In-Service Training
Regular training on med safety, regulations, and workflow improves staff competence, lowers survey risk, and enhances care

Regulatory Support
Consultant pharmacists assist with regulatory requirements for SNFs and ALFs

~80 # of robotic machines

- High automation and low manual burden on staff

< 1 Day Time to Refill Request Resolution

- Responsiveness and technology-enables workflow

Near 100% Adherence Rate

- Cycle Refills

Smarter Tech and Service

We operate in a high-need environment, and we thrive because we’ve built a model that we believe is efficient, scalable, and trusted. Our growth is both disciplined and defensible, with upside driven by execution and expansion in a market with significant runway. We have the right team, the time-tested model, and the open road ahead. We are glad you are on this journey with us! -- Fred Burke, President and CEO Guardian Pharmacy Services (GRDN) – Where Smart Capital Grows!

Appendix

($ in thousands) 2020 2022 2024 Net Income $ 2 9,660 $ 49,661 (71,033) Add: Interest Expense, Net 2,156 1,926 3,278 Depreciation & Amortization 17,258 16,563 19,772 Taxes - - 4,556 EBITDA $ 49,074 $ 68,150 $ (43,427) Add: Share-Based Compensation (1) 3,208 (3,381) 131,490 Acquisition Accounting Adjustments (2) 636 128 - Certain Legal & Other Regulatory Matters(3) 672 3,615 3,988 IPO-related costs (4) - - 453 Other (5) - (2,798) (1,670) Adjusted EBITDA $ 53,590 $ 65,714 $ 9 0,834 Reconciliation of Adjusted EBITDA

(1) Prior to the Corporate Reorganization and IPO, our share-based compensation expense primarily represented non-cash recognition of changes in the value of Restricted Interest Unit awards, which has historically been recorded as a liability using a cash settlement methodology as calculated on a quarterly basis. In connection with the Corporate Reorganization and IPO, Restricted Interest Unit awards associated with the Converted Subsidiaries and Guardian Pharmacy, LLC were converted into Common Units of Guardian Pharmacy, LLC, and the Common Units of Guardian Pharmacy, LLC were then converted into Class B common stock of the Company. Certain Restricted Interest Unit awards which converted into Class B common stock are subject to additional vesting in the form of a one-year service period ending on September 27, 2025 (“Unvested Class A and B common stock”). The unamortized balance as of September 27, 2024 to be recognized over the twelve-month period ending September 27, 2025 was $13.6 million. This conversion of Restricted Interest Units was treated as a modification, requiring the units to be marked to fair value on the modification date, resulting in us recognizing $125.7 million of incremental share-based compensation expense during the year ended December 31, 2024, including $3.5 million of amortization expense related to the Unvested Class A and B common stock. For the three months ended March 31, 2025, the Company recognized a total of $4.0 million of share-based compensation expense, of which $3.4 million relate to amortization expense for the Unvested Class A and B common stock, with the remainder related to the restricted stock units granted in February 2025. The unamortized share-based compensation expense associated with the Unvested Class A and B common stock is $6.7 million as of March 31, 2025, to be recognized evenly over the remainder of the twelve-month period ending September 27, 2025. (2) Represents fair value adjustments of expected contingent payments related to acquisitions. (3) Represents non-recurring attorney’s fees, settlement costs and other expenses associated with certain legal proceedings. The Company excludes such charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion allows for consistent evaluation of operations. (4) Represents non-recurring costs associated with the transition to a public company and various financing-related activities. (5) Represents non-recurring proceeds from settlements related to payor reimbursement, which were recorded as revenue upon settlement. Footnotes to Reconciliation of Adjusted EBITDA